SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
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         14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ROGERS CORPORATION
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                                ROGERS [LOGO]

One Technology Drive / P. O. Box 188 / Rogers, CT 06263-0188 / 860.774.9605


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting of Shareholders of Rogers Corporation, a Massachusetts corporation, will be held on Thursday, April 28, 2005, at 10:30 A.M. at the Hilton Garden Inn Hartford South/Glastonbury, 85 Glastonbury Boulevard, Glastonbury, Connecticut, for the following purposes:

1.    To elect the members of the board of directors for the ensuing year.

2.    To approve the Rogers Corporation 2005 Equity Compensation Plan.

3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Rogers Corporation for the fiscal year ending January 1, 2006.

4. To transact such other business as may properly come before the meeting.

Shareholders entitled to receive notice of and to vote at the meeting are determined as of the close of business on March 3, 2005, the record date fixed by the board of directors for such purpose.

Regardless of whether or not you plan to attend the meeting, you can be sure your shares are represented at the meeting by promptly signing, dating and returning your proxy card in the enclosed pre-addressed, postage-paid return envelope. If your shares are registered in the name of a bank or brokerage firm, you may be able to vote your shares electronically over the internet or by telephone. If for any reason you desire to revoke or change your proxy, you may do so at any time before it is voted. The enclosed proxy is solicited by the board of directors of Rogers Corporation.

We cordially invite you to attend the meeting.



By Order of the Board of Directors
Robert M. Soffer, Vice President and Secretary
March 18, 2005

Proxy Statement Table of Contents

Page

2     Proposal 1: Election of Directors

3     Stock Ownership of Management

4     Beneficial Ownership of More Than Five Percent of Rogers Stock

5     Corporate Governance Practices

6     Board of Directors

6        Independence of Board of Directors

6        Meetings; Certain Committees

8        Directors' Compensation

9        Audit Committee Report

10    Executive Compensation

10       Summary Compensation Table

12       Option Grants in Last Fiscal Year

13       Aggregated Option Exercises in the Last Fiscal Year and Fiscal
          Year-End Option Values

14       Retirement Plans

16       Equity Compensation Plan Information

17       Compensation and Organization Committee Report

20       Performance Graph

21    Termination of Employment and Change of Control Arrangements

21    Section 16(a) Beneficial Ownership Reporting Compliance

22    Proposal 2: Approval of the 2005 Equity Compensation Plan

29    Proposal 3: Ratification of Appointment of Independent Registered
       Public Accounting Firm

31    Proposals of Shareholders

31    Solicitation of Proxies

31    Bylaw Amendments Approved by the Directors in 2004

31    "Householding" of Proxy Materials

32    Communications with Members of the Board of Directors

32    Availability of Certain Documents

A-1   Rogers Corporation 2005 Equity Compensation Plan

B-1   Rogers Corporation Amendments to Bylaws

                                ROGERS [LOGO]

One Technology Drive / P. O. Box 188 / Rogers, CT 06263-0188 / 860.774.9605

Proxy Statement - March 18, 2005

We are providing you with this proxy statement and the enclosed proxy card in connection with the solicitation of proxies by the board of directors of Rogers Corporation for the Annual Meeting of Shareholders to be held on Thursday, April 28, 2005, at 10:30 A.M. at the Hilton Garden Inn Hartford South/Glastonbury, 85 Glastonbury Boulevard, Glastonbury, Connecticut.

If you are a shareholder of record as of the close of business on March 3, 2005, you are entitled to vote at the meeting and any adjournment thereof. As of that date, 16,373,519 shares of capital stock, $1 par value per share, of Rogers were outstanding. You are entitled to one vote for each share owned. Execution of a proxy will not in any way affect your right to attend the meeting and vote in person. Any shareholder submitting a proxy has the right to revoke it any time before it is exercised by filing a written revocation with the Secretary of Rogers, by executing a proxy with a later date, or by attending and voting at the meeting.

If you sign your proxy card, but do not give voting instructions, the proxy will be voted: (1) FOR the election of the nominees to the board of directors shown under the heading "NOMINEES FOR DIRECTOR", (2) FOR the approval of the Company's 2005 Equity Compensation Plan, and (3) FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm of Rogers Corporation for the fiscal year ending January 1, 2006.

The presence, in person or by proxy, of the holders of a majority of the shares of capital stock entitled to vote at the meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. Neither abstentions nor broker "non-votes" will be considered votes properly cast at the meeting. Accordingly, because the approval of each of the proposals is based on the votes properly cast at the meeting, neither abstentions nor broker "non-votes" will have any effect upon the outcome of voting with respect to any of the proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under the rules of the stock exchange applicable to member firms, brokers will have discretionary authority to vote shares held in their name for the election of directors and for the ratification of the Company's independent registered public accounting firm even if they do not receive instructions from the beneficial owners.

With regard to each of the approval of the Company's 2005 Equity Compensation Plan and the ratification of the Company's independent registered public accounting firm, votes may be cast for or against such proposal or you may abstain from voting on the proposal. With regard to the election of directors, votes may be cast for all nominees or withheld from all nominees or any particular nominee. Votes withheld in connection with the election of one or more directors will not be counted as votes cast for such individuals. Those nominees receiving the nine highest numbers of votes at the meeting will be elected, even if such votes do not constitute a majority of the votes cast.

We do not expect any matters other than those set forth in the accompanying Notice of Annual Meeting of Shareholders to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies properly executed and received will be voted with respect to this matter in accordance with the judgment of the persons named as proxies.

This proxy statement and the accompanying proxy are first being mailed to you on or about March 25, 2005. In addition, we are enclosing a copy of our 2004 annual report.

Proposal 1: Election of Directors

The directors of Rogers are elected annually by shareholders and hold office until the next Annual Meeting of Shareholders and thereafter until their successors have been chosen and qualified. The board of directors has been advised that each nominee will serve if elected. If any of these nominees should become unavailable for election, proxies will be voted for the election of such other person, or for fixing the number of directors at a lesser number, as the board of directors may recommend. All of the nominees are currently directors of Rogers and were elected to their present term of office at the April 2004 Annual Meeting of Shareholders.

NOMINEES FOR DIRECTOR


                          Age/Year
                        First Became    Principal Occupations During the Past
Name                      Director      Five Years and Other Directorships
-----------------------------------------------------------------------------

Leonard M. Baker          70 / 1994     Retired (as of December 2001) Senior Vice
                                        President and Chief Technical Officer,
                                        June 2000 to December 2001 and prior to
                                        that Vice President Technology, Praxair, Inc.

Walter E. Boomer          66 / 1997     Retired (as of April 2004) Chief Executive
                                        Officer since March 31, 1997, Chairman of the
                                        Board of Directors since April 25, 2002 and
                                        prior to that President since March 31, 1997,
                                        Rogers Corporation; Director: Baxter
                                        International, Inc. and Cytyc Corporation

Edward L. Diefenthal      62 / 1998     Chief Executive Officer and Director, Southern
                                        Holdings, LLC

Gregory B. Howey          62 / 1994     President and Director, Okay Industries, Inc.

Leonard R. Jaskol         67 / 1992     Retired (as of December 1998) Chairman, Chief
                                        Executive Officer and Director, Lydall, Inc.

Eileen S. Kraus           66 / 2001     Retired (as of July 2000) Chairman, Fleet
                                        National Bank - Connecticut, a subsidiary of
                                        FleetBoston Financial Corporation; Director:
                                        Kaman Corporation and The Stanley Works

William E. Mitchell       61 / 1994     President and Chief Executive Officer since
                                        February 2003, Director, Arrow Electronics,
                                        Inc.; Executive Vice President, September 2001
                                        to January 2003 and Vice President, March 1999
                                        to August 2001, Solectron Corporation and
                                        President, Solectron Global Services, Inc.,
                                        March 1999 to January 2003

Robert G. Paul            63 / 2000     Director, (Retired) President Base Station
                                        Sub-Systems Group, Andrew Corporation since
                                        July 2003; President, Chief Executive Officer
                                        and Director, Allen Telecom Inc. from 1991 to
                                        July 2003

Robert D. Wachob          57 / 2004     President and Chief Executive Officer since
                                        April 2004, President and Chief Operating Officer
                                        from April 25, 2002 to April 2004, Executive Vice
                                        President, January 27, 2000 to April 25, 2002 and
                                        prior to that Senior Vice President, Sales and
                                        Marketing, Rogers Corporation

Vote Required and Recommendation of the Board of Directors

Directors must be elected by a plurality of the votes cast. This means those nominees receiving the nine highest number of votes at the Annual Meeting of Shareholders will be elected, even if such votes do not constitute a majority of the votes cast.

The board of directors recommends a vote FOR the election of the above named nominees to the board of directors.

Stock Ownership of Management

This table provides information about the beneficial ownership of Rogers capital stock as of March 3, 2005, by each of the current directors, the executive officers named in the Summary Compensation Table (the "Named Executive Officers") and by all directors and executive officers as a group. Unless otherwise noted, the persons listed below have sole voting and investment power with respect to the shares reported.


                                  Beneficial Ownership
                               --------------------------        Total
                                  Total         Percent          Stock
Name of Person or Group        Shares (1)    of Class (2)    Interest (3)
-------------------------------------------------------------------------

Leonard M. Baker                  43,463           *              43,463
Walter E. Boomer                 290,586         1.75            299,652
Robert C. Daigle (4)              66,907           *              66,907
Edward L. Diefenthal              41,499           *              41,499
Gregory B. Howey                  47,770           *              55,985
Leonard R. Jaskol                 60,110           *              63,809
Eileen S. Kraus                   18,581           *              22,633
William E. Mitchell               34,941           *              35,501
Robert G. Paul                    29,238           *              29,238
John A. Richie                    85,880           *              85,880
James M. Rutledge (5)             24,794           *              24,794
Robert M. Soffer (4)              98,260           *              98,260
Robert D. Wachob (4)             261,603         1.58            261,603

All Directors and Executive
 Officers as a Group
 (14 persons)                  1,117,311         6.48          1,142,903

<F1>  Represents the total number of currently owned shares and shares acquirable within 60 days of March 3, 2005 through the exercise of stock options. Shares acquirable under stock options exercisable within 60 days for each individual are as follows (last name/number of shares): Baker/34,750; Boomer/241,363; Daigle/ 58,000;
      Diefenthal/37,132; Howey/36,750; Jaskol/38,466; Kraus/18,480;
      Mitchell/31,750; Paul/22,564; Richie/68,600; Rutledge/21,333;
      Soffer/56,600; Wachob/198,166; and the group of 14 individuals/876,953.
<F2>  Represents the percent of ownership of total outstanding shares of capital stock with the * indicating that the amount of ownership represents less than 1% of outstanding capital stock.
<F3>  Includes total beneficial ownership plus the number of shares of capital stock that have been deferred pursuant to Rogers' compensation programs.
<F4>  Messrs. Daigle, Soffer and Wachob own, respectively, 1,829, 27,435 and 55,365 shares included above as to which investment and voting power is shared with spouses.
<F5>  Mr. Rutledge resigned as Vice President, Finance, Chief Financial
      Officer and Treasurer effective March 11, 2005.

The address of all persons listed above is c/o Rogers Corporation, One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188.

Beneficial Ownership of More Than Five Percent of Rogers Stock

This table provides information regarding beneficial ownership as of December 31, 2004 of each person known to Rogers to own more than 5% of its outstanding capital stock. The information in this table is based upon filings by each such person with the Securities and Exchange Commission on
Schedule 13G (including amendments) under the Securities Exchange Act of 1934, as amended. Unless otherwise noted, the beneficial owners have sole voting and investment power with respect to the shares listed below.


                                                  Shares
                                               Beneficially    Percent of
Name and Address of Beneficial Owner               Owned       Class (1)
-------------------------------------------------------------------------

Capital Research and Management Company (2)    1,350,000           8.2
333 South Hope Street
Los Angeles, California 90071

Lord, Abbett & Co.                             1,516,254           9.3
90 Hudson Street
Jersey City, New Jersey 07302

Westport Asset Management, Inc. (3)            1,546,501           9.4
253 Riverside Avenue
Westport, Connecticut 06880

<F1>  As of the record date, March 3, 2005.
<F2>  Capital Research and Management Company, a registered investment advisor, has investment power with respect to all of the shares listed above. SMALLCAP World Fund, Inc., an investment company that is advised by Capital Research and Management Company, has sole voting power with respect to 600,000 of the shares listed above. Capital Research and Management Company disclaims beneficial ownership of all such shares.
<F3>  Westport Asset Management, Inc., a registered investment advisor, has sole voting and investment power with respect to 164,800 of the shares listed above, has shared voting power with its affiliate Westport Advisers LLC with respect to 1,177,400 of the shares listed above, and has shared investment power with respect to 1,381,701 of the shares listed above. All shares are held in certain discretionary managed accounts. Westport Asset Management, Inc. disclaims beneficial ownership of all such shares.

Corporate Governance Practices

Rogers has long subscribed to sound corporate governance practices. Such basic principles are summarized here.

      * The board of directors is elected by and is accountable to the shareholders. Its primary purpose is to oversee management and to assure that the long-term interests of the shareholders are being served.

      *     All directors stand for election annually.

      * The board of directors has adopted a retirement policy for directors, which is set forth in Rogers' Bylaws, under which directors may not stand for re-election after age 72.

      * The board of directors has determined that 7 of its 9 nominees for director, representing a substantial majority of the board, are independent. Rogers' corporate governance guidelines require that a majority of the board be independent but also state that it is the board of directors' goal (but not a requirement) that at least two-thirds of the directors be independent.

      * The (i) Audit, (ii) Compensation and Organization and (iii) Nominating and Governance Committees consist solely of independent directors. The charters of all of the committees of the board of directors are approved by the entire board and clearly establish committee responsibilities.

      * The Audit Committee has sole responsibility for selecting, engaging, evaluating and terminating Rogers' independent registered public accounting firm. The Audit Committee also has full responsibility for determining the independent registered public accounting firm's compensation and oversees and evaluates Rogers' internal audit function. The Audit Committee has more than one member who has accounting or financial management expertise, and has one member who is an "Audit Committee Financial Expert".

      * The non-employee directors regularly meet in executive session and there is an independent "Lead Director" who is responsible for presiding over such meetings.

      * The board of directors annually evaluates its own performance. Each of the board committees conducts an annual self-evaluation of its respective performance. These evaluations are overseen by the Nominating and Governance Committee.

      * The board of directors annually reviews a strategic plan and a one-year operating plan that is linked to strategic objectives.

      * Independent committees of the board of directors evaluate and determine the compensation of the CEO. The board of directors oversees CEO and other senior management succession planning.

      * Directors have complete access to all levels of management and also are provided with opportunities to meet with members of management on a regular basis.

Rogers has adopted a set of Corporate Governance Guidelines, which are available both on Rogers' web site and in print to shareholders. See "Availability of Certain Documents" in this proxy statement.

Board of Directors

INDEPENDENCE OF BOARD OF DIRECTORS

The board of directors has determined that Messrs. Baker, Diefenthal, Howey, Jaskol, Mitchell and Paul and Ms. Kraus, representing a majority of the board of directors, are "independent" in accordance with the New York Stock Exchange ("NYSE") listing standards. In order to make this determination, the board made an assessment that each independent director's material relationships with the Company were limited to: (1) serving as a director and a board committee member, (2) receiving related fees as disclosed in this proxy statement under "Directors' Compensation" and (3) having beneficial ownership of Rogers securities as disclosed in this proxy statement under "Stock Ownership of Management". The relationships of the seven directors named above fall within the categorical standards for evaluating independence that were adopted by the board of directors. Under the categorical standards, in addition to satisfying the NYSE independence requirements, a director should meet the following additional standards:

      * If a Rogers director (other than a member of the Audit Committee) receives direct or indirect annual compensation or other benefits (other than director and committee fees) from Rogers, such amount should not exceed $30,000;

      * If a Rogers director is an executive officer of another company that does business with Rogers, the annual sales to, or purchases from, Rogers should be less than 1% of the revenues of the company he or she serves as an executive officer;

      * If a Rogers director is an executive officer of another company which is indebted to Rogers, or to which Rogers is indebted, the total amount of either company's indebtedness to the other should be less than 1% of the total consolidated assets of the company he or she serves as an executive officer; and

      * If a Rogers director serves as an officer, director or trustee of a charitable organization, Rogers' discretionary charitable contributions to the organization should be less than 1% of that organization's total annual charitable receipts (Rogers' matching of employee charitable contributions will not be included in the amount of Rogers' contributions for this purpose).

MEETINGS; CERTAIN COMMITTEES

Board of Directors

The Rogers board of directors held eight meetings during 2004. The board of directors has five regular committees, including an Audit Committee, Compensation and Organization Committee, and a Nominating and Governance Committee. All directors attended more than 75% in the aggregate of the total number of meetings in 2004 of the board and the committees on which each such director served except for Mr. Boomer who attended two-thirds of such meetings.

The Rogers board of directors adopted a set of Corporate Governance Guidelines, which set forth information pertaining to director qualifications and responsibilities, as well as other corporate governance practices and policies. These guidelines are available both on Rogers' web site and in print to shareholders. See "Availability of Certain Documents" in this proxy statement.

Meetings Of Non-Employee Directors

Non-employee directors of the Company regularly meet in executive sessions outside the presence of management. These meetings are presided over by a non-employee director. The Company's Lead Director, if one has been appointed, is the presiding director at these meetings. Currently, the non-employee directors of the Company are Messrs. Baker, Boomer, Diefenthal, Howey, Jaskol, Mitchell and Paul and Ms. Kraus. Mr. Mitchell serves as the Lead Director. Any interested party who wishes to make their concerns known to the non-management directors may contact the Lead Director, or the non-management directors as a group, in writing at Rogers Corporation, One Technology Drive, P. O. Box 188, Rogers, Connecticut 06263-0188, Attn: Lead Director.

Audit Committee

The Audit Committee held three formal meetings in 2004 and in addition participated telephonically in quarterly closing conferences. The Audit Committee has functions that include appointing, terminating, evaluating, and setting the compensation of the independent registered public accounting firm of Rogers; meeting with the independent registered public accounting firm to review the scope, accuracy and results of the audit; and making inquiries as to the adequacy of Rogers accounting, financial and operating controls. Mr. Paul is the chairperson of the Audit Committee, with Mr. Howey and Ms. Kraus as members. The board of directors has determined that each of these individuals is "independent" in accordance with the NYSE's listing standards and the rules and regulations of the Securities and Exchange Commission (the "SEC") and related federal law. In addition, the board of directors has also determined that Mr. Paul is an "Audit Committee Financial Expert" in accordance with the standards established by the SEC. The Audit Committee's charter is available both on Rogers' web site and in print to shareholders. See "Availability of Certain Documents" in this proxy statement.

Compensation and Organization Committee

The Compensation and Organization Committee held five meetings in 2004. This committee has functions that include reviewing the salary system with regard to external competitiveness and internal consistency and reviewing incentive compensation plans to ensure that they continue to be effective incentive and reward systems. The Compensation and Organization Committee also determines the CEO's compensation and considers and, if appropriate, approves the CEO's recommendations with respect to the compensation of executive officers who report to him. Ms. Kraus is chairperson of the Compensation and Organization Committee, with Messrs. Mitchell and Paul as members. The board of directors has determined that each of these individuals is "independent" in accordance with the NYSE's listing standards. The Compensation and Organization Committee's charter is available both on Rogers' web site and in print to shareholders. See "Availability of Certain Documents in this proxy statement."

Nominating and Governance Committee

The Nominating and Governance Committee held four meetings in 2004. This committee has functions that include developing and recommending to the board of directors criteria for board and committee membership, reviewing the qualifications of candidates for director, nominating candidates for election to the board of directors, overseeing the Rogers' corporate governance policies and practices, developing and recommending to the board of directors corporate governance guidelines, evaluating the performance of the CEO, and at least yearly overseeing a review of the performance of the board of directors and its committees. Mr. Jaskol is the chairperson of the Nominating and Governance Committee, with Dr. Baker and Mr. Diefenthal as members. The board of directors has determined that each of these individuals is "independent" in accordance with the NYSE's listing standards. The Nominating and Governance Committee charter is available both on Rogers' web site and in print to shareholders. See "Availability of Certain Documents" in this proxy statement.

The Nominating and Governance Committee will consider nominees for director recommended by shareholders if such recommendations for director are submitted in writing to the Vice President and Secretary of Rogers Corporation, One Technology Drive, P. O. Box 188, Rogers, Connecticut 06263-0188. At this time, no additional specific procedures to propose a candidate for consideration by the Nominating and Governance Committee, nor any minimum criteria for consideration of a proposed candidate for nomination to the board of directors, have been adopted.

DIRECTORS' COMPENSATION

In 2004, the annual retainer for Rogers' Lead Director and the Chairpersons of the Audit Committee and the Compensation and Organization Committee was $30,000 each, while the annual retainer for each of the remaining non-employee directors was $25,000. In addition, each non-employee director earns $1,260 for each board meeting attended and $1,500 or $1,000 for each committee meeting attended, the amount varying by the individual's capacity as chairperson or member of a committee. Fees for telephonic meetings are generally one-half of such amounts.

Under the 1998 Stock Incentive Plan, the retainer fee for non-employee directors is paid semi-annually in shares of Rogers capital stock, with the number of shares of stock granted based on their then fair market value. Stock options are also granted to non-employee directors twice a year. In 2004, such semi-annual stock option grants were for 2,250 shares each, and in both cases with an exercise price equal to the fair market value of a share of Rogers capital stock as of the date of grant. Such options are immediately exercisable and expire ten years from the date of grant.

Under Rogers Voluntary Deferred Compensation Plan for Non-Employee Directors, such individuals may defer all or a portion of their annual retainer and meeting fees, regardless of whether such amounts would have been paid in cash or in Rogers capital stock.

AUDIT COMMITTEE REPORT

The Audit Committee oversees Rogers' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee discussed with Ernst & Young LLP, Rogers' independent registered public accounting firm (independent auditors), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Rogers' accounting principles and such other matters as are required to be discussed with the independent auditors under generally accepted auditing standards including Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Rogers, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 which the Audit Committee received from the independent auditors, and considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with Rogers' independent auditors and the persons responsible for the internal audit function the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors and the persons responsible for the internal audit function, with and without management present, to discuss the results of their examinations, their evaluations of Rogers' internal controls, and the overall quality of Rogers' financial reporting. The Audit Committee held three formal meetings during 2004. Additionally, the Audit Committee participated telephonically in quarterly closing conferences with the independent auditors and management during which financial results and related issues were reviewed and discussed prior to the release of quarterly results to the public.

The Audit Committee is governed by a charter which may be found on Rogers' web site. The members of the Audit Committee are considered to be "independent" because they satisfy the independence requirements of the New York Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended January 2, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has approved the appointment of Ernst & Young LLP as Rogers' independent auditors for fiscal year 2005 and shareholders are being asked to ratify this appointment at the 2005 annual meeting.

Audit Committee:    Robert G. Paul, Chairperson
                    Gregory B. Howey, Member
                    Eileen S. Kraus, Member

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Executive Compensation

The tables, graph and narrative on pages 10 through 20 of this proxy statement set forth certain compensation information about Rogers' current and former Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers") as of the last completed fiscal year.

SUMMARY COMPENSATION TABLE


                                                                               Long-Term
                                                                             Compensation
                                              Annual Compensation               Awards
                                      -----------------------------------    ------------
                                                                  Other          Stock           All
                                                                 Annual         Options         Other
Name and Principal                                               Compen-      (Number of       Compen-
Position                      Year     Salary     Bonus (5)    sation (6)       Shares)      sation (7)
-------------------------------------------------------------------------------------------------------

Robert D. Wachob (1)          2004    $384,098    $524,021       $ 6,879        40,000         $22,176
President and Chief           2003     323,094     291,736         5,471        55,000          11,437
 Executive Officer            2002     290,702     113,745                      50,000           7,500

Walter E. Boomer (2)          2004     152,280     184,488        17,394         3,363          21,285
Former Chairman of the        2003     470,812     527,109         2,844        30,000          28,215
 Board and Chief Executive    2002     450,112     224,524         1,278        75,000          21,791
 Officer

James M. Rutledge (3)         2004     233,231     165,000                      13,000          13,474
Former Vice President,        2003     225,342     152,452           124        24,000          14,836
 Finance, Chief Financial     2002     207,579      62,868             8        25,000          28,981
 Officer and Treasurer

Robert C. Daigle (4)          2004     196,536     142,794             2        15,000           9,121
Vice President, R & D,        2003     180,717     113,718             2        23,000          38,658
 Chief Technology Officer     2002     171,388      22,095             3        12,000           6,294

John A. Richie                2004     181,778     130,950         1,121        13,000          10,056
Vice President,               2003     174,456     109,130             4        18,000           8,665
 Human Resources              2002     163,982      46,976                      15,000           7,764

Robert M. Soffer              2004     173,036     103,881           824         8,000           9,316
Vice President and            2003     166,368      92,740                      10,000           9,608
 Secretary                    2002     158,360      40,262                      12,000           8,568

<F1>  Mr. Wachob has been President and Chief Executive Officer of Rogers since 4/1/2004, President and Chief Operating Officer from 4/25/2002 to 3/31/2004, and Executive Vice President from 1/27/2000 to 4/25/2002.
<F2>  Mr. Boomer retired as Chairman of the Board of Directors and Chief
      Executive Officer of Rogers on 4/1/2004 and he remains a director of Rogers.

                   (footnotes continued on following page)




<F3>  Mr. Rutledge resigned effective March 11, 2005.
<F4>  Mr. Daigle became Vice President, R&D and Chief Technology Officer of
      Rogers during 2003; prior to that, he was Vice President, Advanced Circuit Materials Division.
<F5>  For 2002, amounts include bonuses earned pursuant to the Rogers
      Annual Incentive Compensation Plan (the "Annual Incentive Plan") and the Long-Term Enhancement Plan for Senior Executives of Rogers Corporation (the "Enhancement Plan"). The Enhancement Plan was adopted in 1997 to indirectly supplement the retirement benefit provided to senior management. Enhancement Plan payments were made in shares of Rogers capital stock. The 2002 bonus under the Enhancement Plan was equal to 10% of the bonus earned under the Annual Incentive Plan. Such payments are based on an average closing price of the capital stock. The next paragraph describes the specific amounts earned under the Enhancement Plan by each of the Named Executive Officers for bonuses earned for 2002. No such payments were made for 2003 or 2004 bonuses as the Enhancement Plan was terminated in February 2004.

      The amounts paid under the Enhancement Plan with respect to bonuses earned for 2002 under the Annual Incentive Plan were as follows (for each individual the number of shares is followed by the dollar amount used to calculate the number of shares): Mr. Wachob - 401 shares/$10,261; Mr. Boomer - 791 shares/$20,255; Mr. Rutledge - 222 shares/$5,670; Mr. Daigle - 78 shares/$1,993; Mr. Richie - 166 shares/$4,237 and Mr. Soffer -142 shares/$3,632 The valuations in the table are based upon the closing price of the capital stock on February 27, 2003 ($27.78) in the case of payments made for 2002.
<F6>  Excludes perquisites and other personal benefits because the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the individual. All amounts shown, including the de minimis amounts, reflect the reimbursement of taxes on non-qualified defined benefit pension plan accruals.
<F7>  Amounts shown for 2004 include: (i) Rogers matching contributions to the Rogers Employee Savings and Investment Plan, a 401(k) plan - Messrs. Wachob, Boomer, Daigle, Richie and Soffer each received $5,125, while Mr. Rutledge received $5,122, (ii) matching contributions under Rogers' non-qualified deferred compensation plan for Messrs. Wachob, Boomer, Rutledge, Daigle, Richie, and Soffer of $12,161, $12,262, $4,787, $2,843, $2,375 and $1,771, respectively, and (iii) Rogers payment of life insurance premiums for Messrs. Wachob, Boomer, Rutledge, Daigle, Richie and Soffer of $4,890, $3,898, $3,565, $1,153, $2,556, and $2,420, respectively. Amounts for
      2003 and 2002 include similar matching contributions by Rogers for deferrals made under the 401(k) plan and the non-qualified deferred compensation plan.

OPTION GRANTS IN LAST FISCAL YEAR


                                  Individual Grants (1)                              Potential Realizable
                         ---------------------------------------                       Value at Assumed
                                        % of Total                                  Annual Rates of Stock
                         Number of        Options       Exercise                      Price Appreciation
                         Securities     Granted to       Price                       For Option Terms (3)
                         Underlying      Employees        Per       Expiration     ------------------------
Name                      Options      in Fiscal Yr.     Share         Date            5%           10%
-----------------------------------------------------------------------------------------------------------

Robert D. Wachob           30,000           8.8%         $59.85      4/29/2014     $1,129,180    $2,861,565
                           10,000           2.9%          59.85      4/29/2014        376,393       953,855

Walter E. Boomer            1,113           N.A.          63.50      6/15/2014         44,447       112,639
                            2,250           N.A.          46.45     12/15/2014         65,727       166,566

James M. Rutledge (2)      13,000           3.8%          59.85      2/3/2007         111,721       233,151

Robert C. Daigle           15,000           4.4%          59.85      4/29/2014        564,590     1,430,782

John A. Richie             13,000           3.8%          59.85      4/29/2014        489,311     1,240,011

Robert M. Soffer            8,000           2.3%          59.85      4/29/2014        301,115       763,084

<F1>  Mr. Boomer retired as Chairman of the Board of Directors and Chief
      Executive Officer of Rogers on 4/1/2004 and he remains a director of Rogers. The 6/15/2004 and 12/15/2004 stock option grants for Mr. Boomer are immediately exercisable and were granted to him in connection with his service as a director for Rogers following his retirement as Chief Executive Officer. All of the 4/29/2004 stock option grants for Messrs. Wachob, Rutledge, Daigle, Richie and Soffer are immediately exercisable, however, no shares from these grants can be sold before 4/29/2008 unless the individual's employment is ended due to retirement, disability, death or involuntary termination. Stock option grants made on the same day for Mr. Wachob were essentially one grant, but are shown separately since a portion of the total amount was granted under one stock option plan and the remaining portion from a different stock option plan. All stock options may expire earlier than the date listed due to termination of employment, death or retirement. The exercise price of all of these stock options was based on the fair market value of a share of Rogers capital stock as of the grant date.
<F2>  Mr. Rutledge resigned as Vice President, Finance, Chief Financial
      Officer and Treasurer effective March 11, 2005. Upon his resignation, the expiration date of Mr. Rutledge's options accelerated from 4/29/2014 to 2/3/2007.
<F3>  Potential realizable value is based on an assumption that the Rogers stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the stock option term. The hypothetical future values reflected in this table represent assumed rates of appreciation only. These rates are set by the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and stock holdings are dependent on many factors, including, but not limited to, the future performance of Rogers stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES


                                                                                          Value of Unexercised
                         Number of                              Number of                     In-The-Money
                          Shares                           Unexercised Options                 Options at
                         Acquired                          at Fiscal Year-End              Fiscal Year-End (2)
                           Upon           Value       ----------------------------    ----------------------------
Name                     Exercise     Realized (1)    Exercisable    Unexercisable    Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------

Robert D. Wachob          21,400       $  937,402       218,166          94,334        $3,867,300       $871,755
Walter E. Boomer          89,154        3,024,419       241,363                         3,605,800
James M. Rutledge (3)      3,333           81,418        18,000          40,667            84,950        369,651
Robert C. Daigle                                         58,000          33,000           954,950        259,050
John A. Richie             3,500          138,103        70,200          30,000           896,455        270,180
Robert M. Soffer                                         56,433          20,167           629,283        200,373

<F1>  Defined as the difference between the fair market value of the capital stock and the exercise price of the stock option at time of exercise.
<F2>  Defined as the difference between the closing price of the capital stock at fiscal year-end and the exercise price of the option. An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option at the measurement date.
<F3>  Mr. Rutledge resigned as Vice President, Finance, Chief Financial
      Officer and Treasurer effective March 11, 2005.

RETIREMENT PLANS

The Pension Plan Table below reflects estimated annual benefits payable at age 65, the normal retirement age, at various compensation levels and years of service pursuant to Rogers' non-contributory defined benefit pension plans for domestic salaried employees.

Annual Pension Benefits (1) (2)


Final                                     Years of Service
Average         -------------------------------------------------------------------
Earnings (3)    5 years    10 years    15 years    20 years    25 years    30 years
-----------------------------------------------------------------------------------

$125,000        $10,020    $20,050     $ 30,070    $ 40,100    $ 50,120    $ 60,150
 150,000         12,210     24,420       36,640      48,850      61,060      73,270
 175,000         14,400     28,800       43,200      57,600      72,000      86,400
 200,000         16,590     33,170       49,760      66,350      82,930      99,520
 225,000         18,770     37,550       56,320      75,100      93,870     112,650
 250,000         20,960     41,920       62,890      83,850     104,810     125,770
 275,000         23,150     46,300       69,450      92,600     115,750     138,900
 300,000         25,340     50,670       76,010     101,350     126,680     152,020
 325,000         27,520     55,050       82,570     110,100     137,620     165,150
 350,000         29,710     59,420       89,140     118,850     148,560     178,270
 375,000         31,900     63,800       95,700     127,600     159,500     191,400
 400,000         34,090     68,170      102,260     136,350     170,430     204,520
 425,000         36,270     72,550      108,820     145,100     181,370     217,650
 450,000         38,460     76,920      115,390     153,850     192,310     230,770
 475,000         40,650     81,300      121,950     162,600     203,250     243,900
 500,000         42,840     85,670      128,510     171,350     214,180     257,020

<F1>  Benefits are calculated on a single life annuity basis.
<F2>  Federal law limits the amount of benefits payable under tax qualified plans, such as the Rogers Corporation Defined Benefit Pension Plan. Rogers has adopted a non-qualified retirement plan (the "Pension Restoration Plan") for: (i) the payment of amounts to all plan participants who may be affected by such federal benefit limitations and other plan provisions; and (ii) the payment of supplemental amounts to certain senior executives specified by the Compensation and Organization Committee of the Board of Directors. In general, the total pension benefit due an individual will be actuarially equivalent to the amount calculated under Rogers' qualified pension plan as if such federal benefit limitations did not exist, as if covered compensation included amounts deferred under a deferral plan, and for certain senior executives specified by the Compensation and Organization Committee of the Board of Directors, as if covered compensation included bonuses paid on or after January 1, 2004, as described in footnote 3 below. Accordingly, the benefits shown have not been reduced by such limitations or provisions.
<F3>  Final average earnings is the average of the highest consecutive five of the last ten years' annual earnings as of June 1 of each year. Covered compensation includes only salary, whether or not deferred under a deferral plan, and for certain senior executives over age 55 that have been specified by the Compensation and Organization Committee of the Board of Directors, including Messrs. Wachob, Richie and Soffer, covered compensation under the Pension Restoration Plan also includes bonuses paid on or after January 1, 2004, and will include bonuses paid before January 1, 2004 in the event of their death, disability, or termination of employment that results in the payment of severance. If there is a change in control

                   (footnotes continued on following page)




      of Rogers, covered compensation under the Pension Restoration Plan for these senior executives and for certain additional senior executives that have been specified by the Compensation and Organization Committee of the Board of Directors will also include bonuses paid before January 1, 2004. If there is a change in control of Rogers, the Pension Restoration Plan provides that benefits payable under such plan shall be reduced to an amount so that such benefits would not constitute so-called "excess parachute payments" under applicable provisions of the Internal Revenue Code of 1986. The five-year average earnings for Messrs. Wachob, Daigle, Richie and Soffer, and their estimated years of credited service are: Mr. Wachob, $306,093 and 22 years; Mr. Daigle, $170,316 and 17 years; Mr. Richie, $163,821 and 28 years and Mr. Soffer, $159,604 and 26 years. Mr. Boomer retired on 4/1/2004 and Mr. Rutledge resigned on 3/11/2005 before he became eligible for a pension.

EQUITY COMPENSATION PLAN INFORMATION

The table and footnotes below describe those equity compensation plans approved and not approved by security holders of Rogers Corporation as of January 2, 2005, the end of the company's fiscal year.

                          Equity Compensation Plans
                            As of January 2, 2005


                                                      (a)                     (b)                       (c)

                                                                                                Number of securities
                                             Number of securities                             remaining available for
                                               to be issued upon       Weighted average        future issuance under
                                                  exercise of          exercise price of     equity compensation plans
                                             outstanding options,    outstanding options,      (excluding securities
Plan category                                 warrants and rights     warrants and rights     reflected in column (a))
----------------------------------------------------------------------------------------------------------------------

Equity Compensation Plans Approved
 by Security Holders
Rogers Corporation 1988 Stock Option Plan             63,051                $43.42                     18,183
Rogers Corporation 1994 Stock
 Compensation Plan                                   200,357                $21.23                      4,518
Rogers Corporation 1998 Stock Incentive
 Plan                                                955,044                $29.49                     65,050
Rogers Corporation Global Stock
 Ownership Plan For Employees (1)                                                                     426,004

Equity Compensation Plans Not
 Approved by Security Holders
Rogers Corporation 1990 Stock Option
 Plan (2)                                          1,153,485                $37.07                    125,536
-------------------------------------------------------------------------------------------------------------
Total                                              2,371,937                $32.86                    639,291

<F1>  This is an employee stock purchase plan within the meaning of Section
      423(b) of the Internal Revenue Code of 1986, as amended.
<F2>  The Rogers Corporation 1990 Stock Option Plan was adopted in 1990 to award directors, officers and key employees of Rogers Corporation with stock option grants. Stock options are Rogers' primary long-term incentive vehicle. Under this plan, options generally have an exercise price equal to at least the fair market value of Rogers' stock as of the date of grant. Regular options generally have a ten-year life and generally vest in one-third increments on the second, third and fourth anniversary dates of the grant, except for the grants made to employees in 2004. Such 2004 stock options were immediately vested upon grant, but any options exercised during the first four years after the grant date cannot be sold while the individual is still actively employed at Rogers. Termination of employment because of retirement, or for other reasons, may shorten the vesting schedule and expiration date. See page 18 of this proxy statement for further details on Rogers' stock options.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT

This report is submitted by the Compensation and Organization Committee of the Rogers Corporation Board of Directors. This committee report describes the components of Rogers executive officer compensation programs for 2004 and the basis on which compensation determinations were made with respect to the executive officers of Rogers.

Compensation and Organization Committee Interlocks and Insider
Participation

Rogers executive compensation program is administered by the Compensation and Organization Committee of the Board of Directors, which is composed of three independent non-employee directors who have no "interlocking" relationships as defined by the Securities and Exchange Commission. The committee members are: Eileen S. Kraus (chairperson of the committee), William E. Mitchell, and Robert G. Paul.

Philosophy

The executive compensation philosophy is to align such compensation with the long-term success of Rogers and increases in shareholder value, and to attract, retain, and reward executive officers whose contributions are critical to the long-term success of Rogers. The guiding principles for compensation decisions are to:

      * Provide a competitive total annual cash compensation package that targets the 50th percentile of a broad spectrum of manufacturing companies from a wide range of industries to enable Rogers to attract and retain executives. Key elements of the executive compensation program are base salary and the possibility of a bonus under the Annual Incentive Compensation Plan.

      * Integrate compensation with the achievement of annual objectives and long-term goals.

      * Reward officers for above average corporate performance, and individual initiative and achievement.

      * Create long-term incentives that are consistent with the interests of shareholders, primarily through stock option grants.

Base Salaries

The committee reviews salaries for positions with similar responsibilities in the marketplace from a broad spectrum of manufacturing companies in a wide range of industries through published national executive compensation survey data.

Salary adjustments are determined by considering merit increases generally being offered in the aforementioned marketplace, achievement of annual financial and other objectives by Rogers and the business units or functions for which the executive officer is responsible, the overall performance of the executive officer, and any changes in the executive officer's responsibilities. None of these factors are assigned a specific weighted value. The committee allows the factors to change to adapt to various individual, business, economic, and marketplace conditions as they arise. The committee is responsible for approving salary increases for the CEO and recommendations for salary increases made by the CEO for the corporate officers and other executives that report to him.

Annual Bonuses

The Annual Incentive Compensation Plan has target bonuses of 60% to 75% of base salary for the CEO, and between 25% and 45% for the other executive officers, including the other Named Executive Officers. Actual bonuses may vary from 0% to 300% of the target bonuses depending on performance relative to annual profit improvement objectives. These amounts are determined by the performance of Rogers (Net Income Per Share) and each division (Division Profit) versus the annual objectives. In general, the broader the responsibility of the executive, the larger the portion of his or her award which is based upon corporate, rather than divisional results; the corporate portion is 100% for the Named Executive Officers. For 2004, overall corporate performance exceeded last year's results, which is the bonus threshold, and, as a result, all of the Named Executive Officers received a bonus.

Stock Options

Each year, the committee considers awards of stock options to key personnel. Stock options have been Rogers' primary long-term incentive vehicle. Usually all senior management personnel, including executive officers, are granted stock options annually. Other selected personnel are granted options from time to time. The number of options awarded to an executive officer is based on the individual's level in the organization, the same performance criteria used to determine salary adjustments, the number of shares granted in prior years and the total number of shares available for grants. The committee does not assign specific weights to these criteria. Options generally have an exercise price equal to at least the fair market value of the Rogers stock as of the date of grant. Regular options generally have a ten-year life and generally vest in one-third increments on the second, third and fourth anniversary dates of the grant. Termination of employment because of retirement, or for other reasons, may shorten the vesting schedule and expiration date.

In fiscal 2004, stock options for a total of 341,682 shares were granted to employees, of which 92,363 shares were granted to the Named Executive Officers and 7,000 shares were granted to all other executive officers. Options granted to employees in 2004 had a special vesting schedule and selling restriction. All options were immediately vested upon grant, but any options exercised during the first four years after the grant date cannot be sold while the employee is still actively employed by Rogers.

Stock Ownership

In 1998, Rogers established stock ownership guidelines for senior executives. Such guidelines state that senior executives are expected to own one times their annual salary in Rogers stock after approximately six years in a senior executive position, and two times their annual salary in Rogers stock by the tenth year. To encourage stock ownership, Rogers previously adopted the aforementioned stock option program and in 1999 the board of directors approved a new non-qualified deferred compensation plan. This program allows participants to defer compensation and, ultimately, receive Rogers stock instead of cash.

Chief Executive Officer Compensation

The committee approved a salary increase in March of 2004 of 21.3% for Mr. Wachob as he was promoted to Chief Executive Officer. National survey data from a broad spectrum of manufacturing companies from a wide range of industries was considered, but the decision was weighted heavily by his previous salary level and his continued contributions to Rogers' success. He also received a stock option for 40,000 shares of Rogers stock exercisable at $59.85 per share, the fair market value of such stock as of the grant date. This grant was based on the aforementioned stock option criteria. Mr. Wachob is a participant in the Rogers Annual Incentive Compensation Plan and for 2004, pursuant to the provisions of the plan, he received a bonus of $524,021, which is approximately 131% of his annualized base salary at the end of the year.

Mr. Boomer, Rogers' previous Chairman and CEO, retired at the end of the first quarter and as a participant in the Rogers Annual Incentive Compensation Plan for 2004, pursuant to the provisions of the plan, was eligible for a bonus for that period of time. His bonus of $184,488 is approximately 148% of his base salary in the first quarter of 2004.

Compliance with Internal Revenue Code Section 162(m)

Pursuant to Section 162(m) of the Internal Revenue Code of 1986, publicly traded corporations are not permitted to deduct most compensation exceeding $1,000,000 paid to certain top executives, unless the compensation qualifies as "performance based compensation" or is otherwise exempt under
Section 162(m). All compensation paid to the Named Executive Officers of Rogers for fiscal year 2004 was deductible for federal income tax purposes. However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy that all compensation must be deductible.

Compensation and Organization Committee:  Eileen S. Kraus, Chairperson
                                          William E. Mitchell, Member
                                          Robert G. Paul, Member

PERFORMANCE GRAPH

The following graph compares the cumulative total return on Rogers capital stock over the past five fiscal years with the cumulative total return on the Standard & Poor's Industrials Index (S&P Industrials) and the S&P SmallCap 600 Electronic Equipment & Instruments Index (S&P 600 Electr Eqp & Instru). Cumulative total return is measured assuming an initial investment of $100 on January 2, 2000 and the reinvestment of dividends as of the end of Rogers' fiscal years.

Comparison of 5 Year Cumulative Total Return

                                    GRAPH


Fiscal Year Ends               1/2/00    12/31/00    12/30/01    12/29/02    12/28/03    1/2/05
-----------------------------------------------------------------------------------------------

ROGERS CORPORATION              $100       $215        $161        $120        $230       $225
S&P INDUSTRIALS                  100        106         100          74          97        115
S&P 600 ELECTR EQP & INSTRU      100         96          94          70         107        124

Termination of Employment and Change of Control Arrangements

Rogers' severance policy for regular, full-time salaried employees provides, in general, for continuation of salary payments, health insurance and certain other benefits for employees whose employment has been involuntarily terminated. The number of weeks of salary and benefits continuance is based on length of service. The policy may be amended, modified or terminated at any time by Rogers, except in the case of the executive officers of Rogers as of November 1991. Such officers may elect the benefits of either the policy in effect in November 1991, or the severance policy, if any, which may be in existence at the time each such individual's employment terminates. The right of executive officers to make such an election may be cancelled by Rogers or the executive on three years written notice. Messrs. Wachob and Soffer would be entitled to 78 weeks of salary and benefit continuance upon termination of employment covered by the policy in effect in November 1991.

The board of directors determined that it would be in the best interests of Rogers to ensure that the possibility of a change in control of Rogers would not interfere with the continuing dedication of Rogers executive officers to their duties to Rogers and its shareholders. Toward that purpose, Rogers has agreements with all Named Executive Officers who are still employees of Rogers as well as the other elected officers of Rogers which provide certain severance benefits to them in the event of a termination of their employment during a 36 month period following a change in control, as defined in the agreements. The initial term of each agreement is three years and the term is automatically extended for additional one-year periods each anniversary date of the agreements, unless either party objects to such extension. If within a 36 month period following a change in control, an executive's employment is terminated by Rogers without cause, as defined in the agreements, or if such executive resigns in certain specified circumstances, then the executive is generally entitled to the following severance benefits: (i) twice his annual base salary plus bonus; (ii) two years of additional pension benefits; and (iii) the continuation of health and life insurance plans and certain other benefits for up to two years. The agreements provide that severance and other benefits be reduced to an amount so that such benefits would not constitute so-called "excess parachute payments" under applicable provisions of the Internal Revenue Code of 1986.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Rogers executive officers and directors, and persons who own more that 10% of Rogers capital stock, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and greater than 10% shareholders are required to furnish Rogers with copies of all Forms 3, 4 and 5 they file.

Based solely on Rogers review of the copies of such forms it has received, and written representations from certain reporting persons, Rogers believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them during Rogers fiscal year ended January 2, 2005, with one exception. A Form 4 was inadvertently not filed on behalf of William Mitchell, a director, in connection with a transaction in February 2004. Mr. Mitchell timely filed a Form 5 reporting this transaction.

Proposal 2: Approval of the Rogers Corporation 2005 Equity Compensation Plan

PROPOSAL

On February 17, 2005, our board of directors adopted the Rogers Corporation 2005 Equity Compensation Plan (the "2005 Plan") for officers, employees, non-employee directors and other key persons of Rogers and its subsidiaries, subject to the approval of the 2005 Plan by our shareholders.

The 2005 Plan has been structured to permit the granting of restricted stock, stock appreciation rights and other forms of equity awards as well as stock options. The vesting of these awards may be tied to specified performance criteria. Furthermore, these types of awards can provide the equivalent value of stock options to recipients while utilizing less shares of Rogers stock, and therefore can be less dilutive to shareholders. For stock options and stock appreciation rights, the exercise price cannot be less than the fair market value of Rogers stock at time of grant and no repricing of outstanding stock options is permitted unless necessary to adjust for a change in capital structure (for example, a stock split).

The 2005 Plan will be administered by the Compensation and Organization Committee of our board of directors. The Compensation and Organization Committee, in its discretion, may grant stock-based awards to officers, employees, non-employee directors and other key persons under the 2005 Plan.

Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares that can be issued under the 2005 Plan is 1,100,000 shares of common stock. Based solely upon the closing price of our common stock as reported on the New York Stock Exchange on March 1, 2005, the maximum aggregate market value of the securities to be issued under the 2005 Plan would be $49,885,000. The shares issued by Rogers under the 2005 Plan may be authorized shares that have never been issued, authorized but unissued shares, or shares reacquired by Rogers. To the extent that awards under the 2005 Plan do not vest or otherwise revert to Rogers under certain circumstances, the shares of common stock represented by such awards may be the subject of subsequent awards under the 2005 Plan.

To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, stock options or stock appreciation rights with respect to no more than 80,000 shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one calendar year period. In addition, the maximum award of restricted stock and deferred stock for any one individual that is intended to qualify as "performance-based compensation" will not exceed 80,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle.

RECOMMENDATION

Our board of directors believes that stock-based awards can play an important role in the success of Rogers by encouraging and enabling the officers and employees, non-employee directors and other key persons of Rogers and its subsidiaries upon whose judgment, initiative and efforts Rogers largely depends for the successful conduct of its business to acquire a proprietary interest in Rogers. Our board of directors anticipates that providing such persons with a direct stake in Rogers' welfare will assure a closer identification of the interests of participants in the 2005 Plan with those of Rogers, thereby stimulating their efforts on Rogers' behalf and strengthening their desire to remain with Rogers.

Our board of directors believes that the proposed 2005 Plan will help Rogers to achieve its goals by keeping Rogers' incentive compensation program dynamic and competitive with those of other companies. Accordingly, our board of directors believes that the 2005 Plan is in the best interests of Rogers and its shareholders and recommends that the shareholders approve the 2005 Plan.

Our board of directors recommends that shareholders vote "FOR" the Rogers Corporation 2005 Equity Compensation Plan.

SUMMARY OF THE 2005 PLAN

The following description of certain features of the 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Plan that is attached hereto as Appendix A.

2005 Plan Administration. The 2005 Plan provides for administration by the Compensation and Organization Committee of the board of directors. The Compensation and Organization Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Plan. However, the Compensation and Organization Committee may not reprice outstanding options, other than to appropriately reflect changes in the capital structure of Rogers (for example, due to a stock split).

Eligibility and Limitations on Grants. All full-time and part-time officers, full-time and part-time employees, non-employee directors and other key persons of Rogers and its subsidiaries are eligible to participate in the 2005 Plan, subject to the discretion of the Compensation and Organization Committee. The number of individuals potentially eligible to participate in the 2005 Plan is approximately 1,800 persons.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 80,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock or deferred stock granted to an individual is intended to qualify as "performance based compensation" under
Section 162(m) of the Internal Revenue Code, then the maximum award shall not exceed 80,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

Stock Options. Options granted under the 2005 Plan may be either incentive stock options (within the meaning of Section 422 of the Internal Revenue
Code) or non-qualified stock options. Incentive options may be granted only to employees of Rogers or any domestic subsidiary. Options granted under the 2005 Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Internal Revenue Code, or (iii) are granted pursuant to an award agreement that otherwise so provides. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and other key persons.

Other Option Terms. The Compensation and Organization Committee has authority to determine the terms of options granted under the 2005 Plan. Options shall be granted with an exercise price that is not less than the fair market value of the shares of common stock on the date of the option grant.

The term of each option will be fixed by the Compensation and Organization Committee and may not exceed ten years from the date of grant. The Compensation and Organization Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 2005 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated under certain circumstances by the Compensation and Organization Committee.

In general, unless otherwise permitted by the Compensation and Organization Committee, no option granted under the 2005 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

Options granted under the 2005 Plan may be exercised for cash, check or by transfer to Rogers (either actually or by attestation) of shares of Rogers common stock that are not then subject to restrictions under any Rogers stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased. Subject to applicable law, options granted under the 2005 Plan also may be exercised by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to Rogers.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large shareholders.

Stock and Stock Options Granted to Non-Employee Directors. The 2005 Plan provides for the automatic grant of shares of common stock and non-qualified stock options to non-employee directors. During June and December of each year, each non-employee director will automatically be granted a number of shares of common stock, free of any restrictions, in an amount equal to one-half of such non-employee director's annual retainer fee. In addition, each non-employee director will automatically be granted each June and December a non-qualified stock option to acquire 2,250 shares of common stock, or such other number of shares of common stock determined by the board of directors. The exercise price of each such non-qualified stock option is the fair market value of common stock on the date of grant. Each such non-qualified stock option is immediately exercisable. Such non-qualified stock options will expire ten years from the date of grant. The Compensation and Organization Committee may also make discretionary grants of non-qualified stock options to non-employee directors.

Stock Appreciation Rights. The Compensation and Organization Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. Upon exercise of the stock appreciation right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding stock appreciation right, the price per share specified in such right) multiplied by the number of shares of common stock with respect to which the stock appreciation right is exercised. This amount shall be paid in shares of common stock. The exercise price per share of stock appreciation rights may not be less than 100% of the fair market value of the shares of common stock on the date of grant.

Restricted Stock Awards. The Compensation and Organization Committee may grant shares of common stock, at a purchase price (which may be zero) determined by the Compensation and Organization Committee, to any participant subject to such conditions and restrictions as the

Compensation and Organization Committee may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with Rogers through a specified vesting period. The vesting period shall be determined by the Compensation and Organization Committee. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

Unrestricted Stock Awards. The Compensation and Organization Committee may also grant shares (at no cost or for a purchase price determined by the Compensation and Organization Committee) of common stock that are free from any restrictions under the 2005 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

Deferred Stock Awards. The Compensation and Organization Committee also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation and Organization Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Rogers through a specified vesting period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. During the deferral period, subject to terms and conditions imposed by the Compensation and Organization Committee, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Compensation and Organization Committee, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award. Deferred stock awards will comply with the requirements of Section 409A of the Internal Revenue Code.

Dividend Equivalent Rights. The Compensation and Organization Committee may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2005 Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, as specified in the award.

Tax Withholding. Participants under the 2005 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Compensation and Organization Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing Rogers to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to Rogers shares of common stock having a value equal to the amount of such taxes.

Adjustments for Stock Dividends, Mergers, etc. The 2005 Plan authorizes the Compensation and Organization Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2005 Plan and to any outstanding awards to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of Rogers, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, upon the effective time of any such transaction, the 2005 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding stock options or other awards.

Amendments and Termination. Our board of directors may at any time amend or discontinue the 2005 Plan and the Compensation and Organization Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. Any amendments that materially change the terms of the 2005 Plan, including any amendments that increase the number of shares reserved for issuance under the 2005 Plan, expand the type of awards available, materially expand the eligibility to participate or materially extend the term of the 2005 Plan, or materially change the method of determining fair market value, will be subject to approval by our shareholders. To the extent required by the Internal Revenue Code to ensure that options granted under the 2005 Plan qualify as incentive options or that compensation earned under awards granted under the 2005 Plan qualify as performance-based compensation under the Internal Revenue Code, 2005 Plan amendments shall be subject to approval by our shareholders.

NEW 2005 PLAN BENEFITS

No grants have been made with respect to the shares of common stock to be reserved for issuance under the 2005 Plan. The number of shares of common stock that may be granted to executive officers and all employees including non-executive officers is indeterminable at this time. The number of shares of common stock that may be granted to current directors who are not executive officers is indeterminable at this time, other than the automatic grants to non-employee directors, which benefits are described in the following table:

              Rogers Corporation 2005 Equity Compensation Plan


      Name and Position                Dollar Value ($)                    Number of Units
---------------------------------------------------------------------------------------------------

Non-Executive Director Group    The dollar value will be based    Option to purchase 18,000
                                upon the fair market value of     shares of common stock in
                                common stock as of                the aggregate to be granted as of
                                June 15, 2005.                    June 15, 2005.

                                $107,500, in the aggregate.       Shares of common stock to be
                                                                  granted as of June 15, 2005 with a
                                                                  fair market value equal to the
                                                                  annual retainer fee due on such
                                                                  date.

EQUITY COMPENSATION PLAN INFORMATION

The table on page 16 gives information about the shares of common stock that may be issued upon the exercise of options under Rogers' equity compensation plans. The table does not include any shares for which shareholder approval is being sought at the April 28, 2005 annual meeting.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

The following is a summary of the principal United States federal income tax consequences of transactions under the 2005 Plan. It does not describe all federal tax consequences under the 2005 Plan, nor does it describe state, local or foreign tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for Rogers for federal income tax purposes. However, the exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (e.g., Social Security and Medicare) taxes upon exercise of an incentive option.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally
(i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and
(ii) Rogers will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. With respect to non-qualified options under the 2005 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and Rogers receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to Rogers, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Rogers' Deductions. As a result of Section 162(m) of the Internal Revenue Code, Rogers' deduction for certain awards under the 2005 Plan may be limited to the extent that a covered employee (generally the executives listed in the summary compensation table of the proxy statement) receives compensation in excess of $1,000,000 in such taxable year of Rogers (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code).

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast at the annual meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker "non-votes" will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Under New York Stock Exchange rules, brokerage firms, banks and other nominees who hold shares on behalf of their clients in "street name" are not permitted to vote the shares if the clients do not provide instructions (either vote FOR, or vote AGAINST, or ABSTAIN) on this proposal. Accordingly, if a majority of the shares entitled to vote are recorded as broker "non-votes" on this proposal, the proposal will not be approved even if all of the shares that are actually voted are "yes votes."

RECOMMENDATION

The board of directors unanimously recommends a vote FOR the approval of the Rogers Corporation 2005 Equity Compensation Plan.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as Rogers independent registered public accounting firm for the fiscal year ending January 1, 2006 (i.e. the 2005 fiscal year) and the board of directors is asking that shareholders ratify this appointment. Although advisory only because the Audit Committee is required under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and Exchange Commission to have responsibility for the appointment of the Company's independent registered public accounting firm, this proposal is put before the shareholders in order to seek the shareholders' views on this important corporate matter. If the shareholders do not ratify the appointment, the Audit Committee will take the matter under advisement. We expect representatives of Ernst & Young LLP, Rogers independent registered public accounting firm selected as the independent registered public accounting firm for the fiscal years ending January 2, 2005, and January 1, 2006, to attend the annual meeting. They will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

Fees of Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to Rogers for the fiscal years shown.


                                     2004         2003
      --------------------------------------------------

      Audit Fees (1)              $1,048,440    $367,715
      Audited-Related Fees (2)        85,752     121,402
      Tax Fees (3)                   546,454     315,334
      All Other Fees (4)                   -           -
      --------------------------------------------------
          Total                   $1,680,646    $804,451
      ==================================================

<F1>  Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. Amounts for 2004 also include fees for the audit of internal control over financial reporting as required under the Sarbanes-Oxley Act of 2002. Fees paid for the internal control over financial reporting audit totaled $513,000 in 2004.
<F2>  Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". This category includes fees related primarily to accounting consultations and employee benefit plan audits.
<F3>  Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, tax planning and compliance work in connection with acquisitions and international tax planning. For 2004, such fees can be further categorized as tax compliance, planning and preparation ($240,824) and tax consulting and advisory ($305,630).
<F4>  All Other Fees consist of fees for products and services other than the services reported above, however, there were no such fees in either year.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the audit, audit-related, tax and other services provided by Ernst & Young LLP in fiscal year 2004 and related fees were approved in accordance with the Audit Committee's policy.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the votes cast on this proposal shall constitute approval of the ratification of the appointment of Ernst & Young LLP as Rogers independent registered public accounting firm for fiscal year 2005, ending January 1, 2006.

The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Rogers independent registered public accounting firm for fiscal year 2005.

Proposals of Shareholders

Proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by Rogers on or before November 18, 2005, for inclusion in Rogers proxy statement and form of proxy. Proposals of shareholders intended to be presented at the 2006 Annual Meeting although not included in the proxy statement and form of proxy, must be received by Rogers on or before November 29, 2005. Proposals received after that date will not be voted at the 2006 Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary authority on the proposal under the circumstances consistent with the proxy rules of the Securities and Exchange Commission. All shareholder proposals should be marked for the attention of Office of the Corporate Secretary, Rogers Corporation, One Technology Drive, P. O. Box 188, Rogers, Connecticut 06263-0188.

Solicitation of Proxies

Rogers will pay the cost of soliciting proxies. In addition to solicitations by mail, officers and employees of Rogers may solicit proxies personally and by telephone, facsimile or other means, for which they will receive no compensation in addition to their normal compensation. Rogers will also request banks, brokers and other nominees holding shares for a beneficial owner to forward proxies and proxy soliciting materials to the beneficial owners of capital stock held of record by such persons. Rogers will upon request reimburse brokers and other persons for their related reasonable expenses. In addition, Rogers has retained Morrow & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $7,500 plus reimbursement of expenses.

Bylaw Amendments Approved by the Directors in 2004

At the 2004 annual meeting, Rogers shareholders approved an amendment to Rogers Bylaws which increased the mandatory retirement age for directors from 70 to 72. In addition, on August 26, 2004, the Board of Directors of Rogers amended and restated the Company's Bylaws. Such amendments did not require shareholder approval and were primarily designed to address the provisions of the new Massachusetts Business Corporation Act, which became effective on July 1, 2004. Previously, Rogers was subject to the provisions of the Massachusetts Business Corporation Law. Appendix B to this proxy statement contains a summary of the revisions made to the Bylaws. The descriptions of provisions of the amended Bylaws are qualified in their entirety by reference to the amended Bylaws, which are available both on Rogers' web site and in print to shareholders. See "Availability of Certain Documents" in this proxy statement.

"Householding" of Proxy Materials

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single proxy statement and annual report addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

This year, a number of brokers with account holders who are Rogers shareholders will be "householding" proxy materials. As indicated in the notice previously provided by these brokers to such shareholders, a single proxy statement and an annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice that the broker will be "householding," "householding" will continue until the shareholder is notified otherwise or until the shareholder has revoked consent by notifying the broker. If, at any time, a shareholder no longer wishes to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify the broker, send a written request to Rogers Corporation, Office of the Corporate Secretary, One Technology Drive, P. O. Box 188, Rogers, Connecticut 06263-0188 or contact Robert M. Soffer at (860) 779-5566.

Shareholders who share the same address, who currently receive multiple copies of the Rogers proxy statement and annual report from their broker and would like to request "householding" of such information should contact their broker.

Communications with Members of the Board Of Directors

Although the board of directors has not formally adopted a process by which shareholders may communicate directly with directors, it believes that the procedures currently in place and described below will continue to serve the needs of the board and shareholders. Until such time as the board may adopt a different set of procedures, any such shareholder communications should be sent to the Board of Directors, Rogers Corporation, One Technology Drive, P. O. Box 188, Rogers, Connecticut 06263-0188, c/o Vice President and Secretary of the Company. At the present time, all such communications sent by shareholders to the above address will be forwarded to the Lead Director of the board for consideration.

Availability of Certain Documents

Rogers Corporation maintains a web site (http://www.rogerscorporation.com). Rogers Bylaws, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter, Compensation and Organization Committee Charter and Nominating and Governance Committee Charter are available on this web site. In addition, you may obtain a copy of any of these documents without charge by sending a request to Rogers Corporation, One Technology Drive, P. O. Box 188, Rogers, Connecticut 06263-0188, Attn:
Vice President and Secretary. Rogers Corporation's web site is not incorporated into or a part of this proxy statement.

                                 Appendix A

                             Rogers Corporation
                        2005 Equity Compensation Plan

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Rogers Corporation 2005 Equity Compensation Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Rogers Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will help assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

      "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto, and related rules, regulations and interpretations.

      "Committee" means the Compensation and Organization Committee of the Board, or any successor committee thereto, provided that such committee consists of not less than two Non-Employee Directors.

      "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

      "Deferred Stock Award" means Awards granted pursuant to Section 9.

      "Directors Deferred Compensation Plan" means the Rogers Corporation Voluntary Deferred Compensation Plan for Non-Employee Directors, as amended from time to time, or any successor plan thereto.

      "Disability" means (i) for purposes of Incentive Stock Options, disability as set forth in Section 22(e)(3) of the Code, and (ii) for purposes of all other Awards, any medically determinable physical or mental impairment that the Committee determines generally qualified as a "disability" for purposes of the employee benefits for which such individual is eligible.

      "Dividend Equivalent Right" means Awards granted pursuant to Section
12.

      "Effective Date" means the date on which the Plan is approved by shareholders as set forth in Section 18.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Fair Market Value" of the Stock on any given date means the "last" selling price, the price at "close," or such other equivalent reported price for Stock (as hereinafter defined) on the business day immediately preceding that particular given date in each case as quoted in the New York Stock Exchange Composite Transactions in The Wall Street Journal newspaper; provided, however, that if there are no such market quotations for such date, then as determined in good faith by the Company.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "Non-Employee Director Stock Award" means any Award made pursuant to
      Section 6.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award or Deferred Stock Award.

      "Restricted Stock Award" means Awards granted pursuant to Section 8.

      "Retainer Payment Date" means the day in June and the day in December of each calendar year that are designated by the Company as the dates upon which is payable a portion of the annual retainer fee due to a Non-Employee Director with respect to such calendar year; provided, however, that with respect to any individual who ceases to be a Non-Employee Director, "Retainer Payment Date" shall also mean the date designated by the Company on which is payable to such individual the proportionate share of the retainer fee due to such individual for his or her services as a Non-Employee Director since the later of the Effective Date or the last Retainer Payment Date.

      "Retirement" means termination of employment with the Company or its Subsidiaries that the Company determines generally qualifies as retirement for purposes of the employee benefits for which such individual is eligible and shall include, in the event such participant is eligible to participate in any qualified defined benefit pension plan of the Company, retirement under any qualified defined benefit pension plan of the Company (i.e., such individual commences receipt of pension benefits under such qualified defined benefit pension plan within 60 days of termination of employment).

      "Stock" means the common stock, par value $1.00 per share, of the Company, subject to adjustments pursuant to Section 3.

      "Stock Appreciation Right" means any Award granted pursuant to
      Section 7.

      "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

      "Unrestricted Stock Award" means any Award granted pursuant to
      Section 10.

      Except where otherwise indicated by the context, words in the masculine shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

      (a)   Committee. The Plan shall be administered by the Committee.

      (b) Powers of the Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                  i. to select the individuals to whom Awards may from time to time be granted;

                  ii. to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

                  iii. to determine the number of shares of Stock underlying any Award;

                  iv.   to determine and, subject to the provisions of
                        Section 15, modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the general form of written instruments evidencing the Awards;

                  v. to accelerate at any time the exercisability or vesting of all or any portion of any Award;

                  vi. subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

                  vii. to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                  viii. at any time to adopt, alter and repeal such rules,
                        guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

      (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegatee or delegatees that were consistent with the terms of the Plan.

      (d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof (including any person signing on behalf of the Company), shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

      (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,100,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 80,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be
            (i) authorized shares of Stock that have never been issued,
            (ii) authorized but unissued shares of Stock (formerly known as "treasury shares"), or (iii) shares of Stock reacquired by the Company.

      (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award (as hereinafter defined), (iii) the number and kind of shares or other securities subject to any then outstanding Awards, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights, subject to de minimis rounding) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares, or round such amounts as it deems appropriate.

            The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

      (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Committee may otherwise specify with respect to particular Awards in the relevant Award documentation. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

            Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of such outstanding Options and Stock Appreciation Rights.

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other full or part-time employees and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion. Non-Employee Directors are also eligible to participate in the Plan, but only to the extent provided in Sections 5(b) and 6 below.

SECTION 5.  STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such general form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      (a) Stock Options Granted to Officers, Employees and Other Key Persons. The Committee in its discretion may grant Stock Options to eligible officers, employees and other key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Committee may establish.

            (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this
                  Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value as of the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value as of the grant date.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

            (iii) Exercisability; Rights of a Shareholder. Stock Options
                  shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. Except as provided in Section 3(b), no adjustment shall be made for dividends or other rights, the record date for which is prior to the date of issuance of the Stock that evidences the shares acquired by an optionee.

            (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving an acceptable notice of exercise to the Company, specifying the number of shares to be acquired, together with payment of the exercise price. Payment of the exercise price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Company;

                  (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company irrevocable instructions to a broker to promptly deliver to the Company cash or a certified or bank check payable or other instrument acceptable to the Company for the exercise price; provided that in the event the optionee chooses to pay the exercise price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of shares of Stock to be acquired pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the exercise price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under
                  Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

      (b)   Stock Options Granted to Non-Employee Directors.

            (i) Automatic Grant of Options. Each Non-Employee Director shall automatically be granted, as of each Retainer Payment Date, beginning with the Retainer Payment Date of June, 2005, a Non-Qualified Stock Option to purchase 2,250 shares of Stock (or, with respect to any individual who has become or ceased to be a Non-Employee Director since the last Retainer Payment Date, an amount equal to a prorated portion of 2,250 shares as determined on an equitable basis by the Company (the "Partial Retainer")). Notwithstanding anything herein to the contrary, the Board may from time to time increase and/or decrease the number of shares set forth in the preceding sentence. The exercise price per share for the Stock covered by a Stock Option granted to a Non-Employee Director under this
                  Section 5(b) shall be equal to the Fair Market Value of the Stock as of the date the Stock Option is granted.

            (ii) Exercise; Termination. Each Option granted under Section 5(b) is immediately exercisable as of the date of grant by the Non-Employee Director to whom it is granted (or, in the case of the death of the Non-Employee Director, his or her beneficiary) and may be exercisable by the Non-Employee Director (or, in the case of the death of the Non-Employee Director, his or her beneficiary) at any time until the tenth anniversary of the date such Option is granted regardless of whether the Non-Employee Director continues to be a member of the Board. Except as specifically provided for in this Section 5(b), Options granted under this Section 5(b) shall be subject to the same terms and conditions as are generally applicable to Non-Qualified Stock Options granted under the Plan.

            (iii) Limited to Non-Employee Directors. The provisions of this
                  Section 5(b) shall apply only to Options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not a Non-Employee Director. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this
                  Section 5(b) shall govern the rights and obligations of the Company and Non-Employee Directors respecting Options granted or to be granted to Non-Employee Directors.

      (c) Non-transferability of Options. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.  NON-EMPLOYEE DIRECTOR STOCK AWARDS

      (a)   Stock Awards.

            (i) Annual Retainer. Subject to Section 6(b) below, each Non-Employee Director shall be granted, as of each Retainer Payment Date, shares of Stock free of any restrictions (except as otherwise provided in the Plan) in lieu of all of the annual retainer fee due to such Non-Employee Director on such Retainer Payment Date.

            (ii) Meeting Fees. Subject to Section 6(b) below, each Non-Employee Director shall have the right to elect to receive, in lieu of all or a portion of the meeting fees due to such Non-Employee Director, a grant of shares of Stock free of any restrictions (except as otherwise provided in the Plan).

Each Award granted under this Section 6(a) shall be for the number of shares of Stock obtained by dividing the applicable dollar amount by the Fair Market Value per share of Stock as of the meeting date, in all cases rounded up to the next higher whole number of shares.

      (b) Deferral of Awards. Each Non-Employee Director who is entitled to an Award under Section 6(a) above will have the right to elect to defer up to 100% of such Award in accordance with the rules and procedures of the Directors Deferred Compensation Plan. Dividends, if any, which would have been paid on any Stock so deferred, but for such deferral, will be payable to the Non-Employee Director in accordance with the provisions of the Directors Deferred Compensation Plan.

SECTION 7.  STOCK APPRECIATION RIGHTS

      (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in whole shares of Stock (rounded as the Company deems appropriate in its sole discretion) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100% of the Fair Market Value of the Stock as of the date of grant multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

      (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Committee in tandem with, or independently of, any Stock Option granted pursuant to
            Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

            A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related tandem Option.

      (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

            (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

            (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

            (iii) All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 8.  RESTRICTED STOCK AWARDS

      (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

      (b) Rights as a Shareholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that it is subject to forfeiture until such Restricted Stock is vested as provided in Section 8(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

      (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement.

      (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase, or the grantee's risk of forfeiture, shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock shall have a time-based restriction, the restriction period with respect to such shares shall not be less than three years. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 8(c) above.

SECTION 9.  DEFERRED STOCK AWARDS

      (a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award shall have a performance-based goal, the restriction period with respect to such award shall not be less than one year, and in the event any such Deferred Stock Award shall have a time-based restriction, the restriction period with respect to such award shall not be less than three years. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

      (b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Committee may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with rules and procedures established by the Committee. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate.

      (c) Rights as a Shareholder. During the deferral period, a grantee shall have no rights as a shareholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his or her Deferred Stock Award, subject to such terms and conditions as the Committee may determine.

      (d) Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

      (e) Termination. Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 10. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under
Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

      (a) Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment;
            (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

      (b) Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

      (c) Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

      (d) Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 80,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12. DIVIDEND EQUIVALENT RIGHTS

      (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

      (b) Termination. Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. TAX WITHHOLDING

      (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for United States Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any United States Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee (or a grantee's beneficiaries, as the case may be). The Company's obligation to deliver stock to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

      (b) Payment in Stock. Subject to approval from time to time by the Board or the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 15. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that: (i) increase the number of shares reserved for issuance under the Plan; (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan; or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the shareholders of the Company entitled to vote at a meeting of shareholders. In addition, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 15 shall limit the Committee's authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 16. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17. GENERAL PROVISIONS

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof for purposes of the United States Federal securities laws.

            No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have either mailed such certificates in the United States mail or sent such certificates by means of an overnight delivery or other similar service, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee notice, addressed to the grantee, at the grantee's last known address on file with the Company, of issuance and recorded the issuance in its records (which may include electronic "book entry" records).

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

      (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

      (e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Company and shall not be effective until received by the Company. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 18. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of shareholders at which a quorum is present. Subject to such approval by the shareholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 19. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY THE BOARD OF DIRECTORS: February 17, 2005

                                 Appendix B

                             Rogers Corporation
                            Amendments to Bylaws

On August 26, 2004, the Board of Directors of Rogers Corporation (the "Company") amended and restated the Company's Bylaws. The amendments primarily are designed to address the provisions of the new Massachusetts Business Corporation Act (the "MBCA"), which became effective on July 1, 2004. Previously, the Company was subject to the provisions of the Massachusetts Business Corporation Law (the "MBCL"). This report contains a summary of the revisions made to the Bylaws. The descriptions of provisions of the amended Bylaws are qualified in their entirety by reference to the amended Bylaws, which are available on the Company's web site (www.rogerscorporation.com).

Many of the amendments were made to conform the language of the amended Bylaws to that used in the MBCA. Bylaw provisions frequently replicate statutory provisions; accordingly, in many cases, the Bylaws were modified to reflect language differences between the MBCA and the MBCL. For some provisions the amended Bylaws have not been revised to conform with the language used in the MBCA; instead, language contained in the superseded Bylaws has been deleted because repeating the statutory provisions was not deemed useful. Finally, some changes reflect logistical matters covered by the MBCA, such as the use of electronic transmission of materials to the Company's shareholders.

Changes include the following:

I.    Meetings of Shareholders

      The MBCL required that an annual meeting be held within 6 months of the fiscal year end, and the superseded Bylaws reflected that requirement. Because a comparable provision is not contained in the MBCA, the applicable language has been removed from the amended Bylaws.

      The MBCA revised the requirements regarding a corporation's obligation to notify its shareholders of an upcoming annual or special meeting. The MBCL required that notice be delivered to shareholders at least 7 days prior to the date of the meeting. The MBCA requires that notice be given no fewer than 7 days nor more than 60 days prior to the date of the meeting. The amended Bylaws conform with the timing provisions of the MBCA.

      The Bylaws have been revised to provide that in the case of any special meeting called upon the written demands of shareholders, such meeting must be scheduled not less than 60 days nor more than 90 days after the date on which the secretary of the Company has received sufficient demands to require that such a meeting be called and notice of such meeting must be given within 30 days after receipt of such demands.

      The Bylaws have been revised to provide that whenever notice of a meeting is required to be given to a shareholder under applicable law, the articles of organization or the Bylaws, such notice can be waived by certain actions of a shareholder.

      The Bylaws have also been amended to explicitly provide that, in addition to traditional delivery methods, notice of an annual or special shareholders meeting may be delivered to a shareholder in the future (if permitted by the Company) by electronic transmission in a manner specified to the

      Company by the shareholder. The Company has not yet considered using electronic transmission to its shareholders.

      The MBCA provides that, absent a contrary provision in the articles of organization, the purposes of a shareholder meeting must be included in the notice to shareholders of the meeting. The Bylaws have been revised to provide that any shareholder that wants to present business at a shareholders meeting must follow specific procedures, including compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended, as a condition to such business constituting valid business at a shareholders meeting.

      The MBCA uses the concept of "voting groups." A voting group consists of all shares of one or more classes or series of capital stock that are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders. The amended Bylaws incorporate the concept of voting groups in the provisions dealing with establishing quorums and determining whether matters presented to the shareholders have been approved. With respect to each voting group, when a quorum is present, a director is elected by a plurality of votes properly cast for election of that director, while all other matters are considered approved when votes properly cast in favor of the matter exceed the votes properly cast in opposition to the matter, in each case, except when a different vote is required by law, the articles of organization, or the Bylaws, or when the board of directors requires a larger aggregate number of affirmative votes. The use of voting groups is not yet relevant for the Company as the Company presently only has one class of capital stock authorized, issued and outstanding.

      The Bylaws have been amended to provide that, unless otherwise provided in the articles of organization and subject to the guidelines and procedures adopted by the board of directors, shareholders and proxy holders may participate in shareholders meetings by means of remote communications if such remote communications are used by the Company in the future.

II.   Directors and Officers

      Under the MBCL, Massachusetts corporations were required to have a clerk. The MBCA requires Massachusetts corporations to have a secretary. The amendments to the Bylaws replace references to the clerk with references to the secretary.

      The superseded Bylaws provided that vacancies on the board of directors (other than a vacancy resulting from the enlargement of the board of directors) would be filled by the shareholders, or in the absence of shareholder action, by the directors. Consistent with the MBCA, the Bylaws have been amended to provide that any vacancy, however occurring, will be filled by a majority of directors then in office, not by the shareholders.

      The provisions regarding quorums and action at meetings of the board of directors have been revised to include cross-references to the MBCA.

      Certain requirements regarding the qualifications necessary to be an officer of the Company have been deleted in the amended Bylaws.

      A provision has been added to the amended Bylaws that provides, consistent with the MBCA, that the Company may enter into employment contracts authorized by the board of directors extending beyond the terms of office of the directors who approved the employment contracts.

      The indemnification provisions of the MBCL were permissive and left most of the details regarding indemnification to each corporation to determine. The MBCA, however, contains specified procedures and requirements for indemnification of directors and officers. The Company's Bylaws have been revised to conform the indemnification language to the MBCA, including with respect to advancement of expenses, and to provide that directors and officers are indemnified to the fullest extent permitted by applicable law.

III.  Capital Stock

      The Bylaws have been amended to provide that the directors may authorize the issuance of uncertificated securities.

      The provision in the Bylaws regarding fixing a record date has been amended so that such date can be no more than seventy days preceding the date on which a particular action is to occur, as contemplated by the MBCA.

                                ROGERS [LOGO]

                            One Technology Drive
                                P. O. Box 188
                       Rogers, Connecticut 06263-0188

                                   PHONE:
                                860.774.9605

                                  WEB SITE:
                      http://www.rogerscorporation.com

[X] PLEASE MARK VOTE           REVOCABLE PROXY
    AS IN THIS EXAMPLE       ROGERS CORPORATION

                       ANNUAL MEETING OF SHAREHOLDERS
                               APRIL 28, 2005

      The undersigned hereby appoints PAUL B. MIDDLETON and ROBERT M.
SOFFER, and each of them acting singly, with full power of substitution, as attorneys and proxies of the undersigned, to vote all shares of capital stock of Rogers Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rogers Corporation to be held on April 28, 2005 at 10:30 a.m. at the Hilton Garden Inn Hartford South/ Glastonbury, 85 Glastonbury Boulevard, Glastonbury, Connecticut, and at any and all adjournments thereof. The proxies are authorized to vote all shares of stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment thereof.


                                                          With-      For All
                                                  For     hold       Except
1.    To elect the following nominees as          [ ]      [ ]         [ ]
      directors (except as marked to the
      contrary below):

      Leonard M. Baker, Walter E. Boomer, Edward L. Diefenthal,
      Gregory B. Howey, Leonard R. Jaskol, Eileen S. Kraus,
      William E. Mitchell, Robert G. Paul and Robert D. Wachob.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name in the space provided below.

---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                              For      Against      Abstain
2.    To approve the Rogers Corporation       [ ]        [ ]          [ ]
      2005 Equity Compensation Plan.

                                              For      Against      Abstain
3.    To ratify the appointment of            [ ]        [ ]          [ ]
      Ernst & Young LLP as Rogers
      Corporation's independent
      registered public accounting firm
      for the fiscal year ending
      January 1, 2006.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1-3.

                                      -----------------------
  Please be sure to date and sign     | Date                 |
   this Proxy in the box below.       |                      |
-------------------------------------------------------------
|                                                            |
|                                                            |
|                                                            |
|--Shareholder sign above-----Co-holder (if any) sign above--|

  Detach above card, date, sign and mail in postage paid envelope provided.

                             ROGERS CORPORATION

--------------------------------------------------------------------------
| Please sign exactly as your name(s) appear(s) on this proxy card. When  |
| signing in a representative capacity, please give full title.           |
|                                                                         |
| As a shareholder, you are entitled to vote at this year's Annual        |
| Meeting of Shareholders and are encouraged to do so by signing, dating  |
| and returning this proxy card as soon as possible.                      |
|                            PLEASE ACT PROMPTLY                          |
|                  DATE, SIGN AND MAIL YOUR PROXY CARD TODAY              |
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE
PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.


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[X] PLEASE MARK VOTE           REVOCABLE PROXY
    AS IN THIS EXAMPLE   ROGERS CORPORATION (RESIP)

                       ANNUAL MEETING OF SHAREHOLDERS
                               APRIL 28, 2005

      The undersigned hereby appoints, as applicable, PAUL B. MIDDLETON, ROBERT M. SOFFER, and/or PRUDENTIAL BANK & TRUST, FSB, Trustee of the Rogers Employee Savings and Investment Plan, and each of them, as applicable, acting singly, with full power of substitution, as attorneys and proxies of the undersigned, to vote all whole and fractional shares of capital stock of Rogers Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rogers Corporation to be held on April 28, 2005 at 10:30 a.m. at the Hilton Garden Inn Hartford South/Glastonbury, 85 Glastonbury Boulevard, Glastonbury, Connecticut, and at any and all adjournments thereof. The proxies are authorized to vote all shares of stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment thereof.


                                                          With-      For All
                                                  For     hold       Except
1.    To elect the following nominees as          [ ]      [ ]         [ ]
      directors (except as marked to the
      contrary below):

      Leonard M. Baker, Walter E. Boomer, Edward L. Diefenthal,
      Gregory B. Howey, Leonard R. Jaskol, Eileen S. Kraus,
      William E. Mitchell, Robert G. Paul and Robert D. Wachob.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name in the space provided below.

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                                              For      Against      Abstain
2.    To approve the Rogers Corporation       [ ]        [ ]          [ ]
      2005 Equity Compensation Plan.

                                              For      Against      Abstain
3.    To ratify the appointment of            [ ]        [ ]          [ ]
      Ernst & Young LLP as Rogers
      Corporation's independent
      registered public accounting firm
      for the fiscal year ending
      January 1, 2006.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1-3.

                                      -----------------------
  Please be sure to date and sign     | Date                 |
   this Proxy in the box below.       |                      |
-------------------------------------------------------------
|                                                            |
|                                                            |
|                                                            |
|--Shareholder sign above-----Co-holder (if any) sign above--|

  Detach above card, date, sign and mail in postage paid envelope provided.

                             ROGERS CORPORATION

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| This proxy is evidence of your ownership of Rogers Corporation Capital  |
| Stock through the Rogers Employee Savings and Investment Plan (RESIP)   |
| held by the Trustee, Prudential Bank & Trust, FSB.                      |
|                                                                         |
| As a shareholder, you are entitled to vote at this year's Annual        |
| Meeting of Shareholders and are encouraged to do so by signing, dating  |
| and returning this proxy card as soon as possible.                      |
|                            PLEASE ACT PROMPTLY                          |
|                  DATE, SIGN AND MAIL YOUR PROXY CARD TODAY              |
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE
PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.


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